SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)	October 21, 2003

Hyperion Solutions Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	000-26934	77-0277772

(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1344 Crossman Avenue
Sunnyvale, California 94089

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:	(408) 744-9500

(Former Name or Former Address, if changed since last Report)

Item 12. Results of Operations and Financial Condition.
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1

Item 12. Results of Operations and Financial Condition.

On October 21, 2003, Hyperion Solutions Corporation, a Delaware corporation, issued a press release announcing its financial results for the first fiscal quarter ended September 30, 2003. Attached hereto as Exhibit 99.1 and incorporated by reference herein is a copy of the October 21, 2003 press release.

Limitation on Incorporation by Reference

In accordance with general instructions B.2 and B.6 of Form 8-K, the information in this report, including exhibits, is furnished pursuant to Item 12 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.

Exhibit 99.1	Press release dated October 21, 2003.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

HYPERION SOLUTIONS CORPORATION

	By:	/s/ DAVID W. ODELL

David W. Odell Chief Financial Officer

Date: October 21, 2003

EXHIBIT INDEX

Exhibit 99.1	Press release dated October 21, 2003.